Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 19, 2009 (this “Amendment”), is by and among BOWNE & CO., INC., a Delaware corporation (the “Company”), the other US Borrowers party hereto (collectively with the Company, the “US Borrowers”), BOWNE OF CANADA, LTD. (the “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”), the other Loan Parties party hereto (such other Loan Parties, together with the Borrowers, being hereinafter referred to collectively as the “Loan Parties”), JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A. and CAPITAL ONE, N.A. (collectively, the “Continuing Lenders”), WELLS FARGO FOOTHILL, LLC and SOVEREIGN BANK (collectively, the “New Lenders”), and solely for the purposes of Section 3 hereof, CITIBANK, N.A., WACHOVIA BANK, NATIONAL ASSOCIATION and US BANK, NATIONAL ASSOCIATION (collectively, the “Exiting Lenders”), JPMORGAN CHASE BANK, N.A. as US Administrative Agent for the Lenders under the Credit Agreement described below (in such capacity, the “US Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent for the Lenders under such Credit Agreement (in such capacity, the “Canadian Administrative Agent” and, together with the US Administrative Agent, the “Administrative Agents”).
     WHEREAS the Borrowers are party to an Amended and Restated Credit Agreement dated as of March 31, 2009 among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agents (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain Loans to the Borrowers; and
     WHEREAS, the Borrowers have requested and the Administrative Agents and the Lenders party hereto have agreed, on the terms set forth herein, to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:
1. Capitalized Terms. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2. Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 5 hereof, the Loan Parties, the Continuing Lenders, the New Lenders and the Administrative Agents agree that the Credit Agreement is hereby amended as follows:
(a) Amendments to Section 1.01 of the Credit Agreement.
     (i) Amendments to Existing Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Availability Period”, “Canadian Revolving Exposure”, “Full Cash Dominion Period” and “Revolving Maturity Date” and substituting the following therefor:
     “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.
     “Canadian Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Canadian Revolving Loans and its

Canadian LC Exposure and an amount equal to its Applicable Percentage of the aggregate principal amount of Canadian Swingline Loans and Canadian Protective Advances outstanding at such time.
     “Full Cash Dominion Period” means (a) any period commencing with the occurrence and during the continuance of an Event of Default until such Event of Default has been cured or waived and (b) any period (i) commencing on the date that Aggregate Availability shall have been less than $22,500,000 for three consecutive days and (ii) ending on the date thereafter on which Aggregate Availability shall have exceeded $27,500,000 for ninety (90) consecutive days; provided, that solely for purposes of clause (b) above, during the period from January 1 through March 31 of each year, a Full Cash Dominion Period shall not commence unless Aggregate Availability shall have been less than $17,500,000 for three consecutive days.
     “Revolving Maturity Date” means May 31, 2013.
     (ii) Amendment to Definition of Permitted Acquisition. Section 1.01 of the Credit Agreement is hereby further amended by deleting clauses (iii) and (iv) of the definition of “Permitted Acquisition” set forth therein in their entirety and substituting the following therefor:
     “(iii) the aggregate amount of Acquisition Consideration paid by the Loan Parties for such acquisition and all other Permitted Acquisitions consummated in any fiscal year shall not exceed the Maximum Acquisition Consideration Amount for such fiscal year;
     (iv) as soon as available, but not less than five (5) Business Days prior to the closing of such acquisition, the Loan Parties shall submit to the Administrative Agents (A) notice of such acquisition, (B) copies of all business and financial information reasonably requested by any Administrative Agent, (C) pro forma financial statements which demonstrate, on a pro forma basis (1) a Fixed Charge Coverage Ratio for the period of twelve consecutive months most recently ended of not less than 1.25 to 1.00, (2) Aggregate Availability after giving effect to payment of all consideration for such acquisition of not less than $30,000,000 (or such greater amount as is set forth in the definition of Maximum Acquisition Consideration Amount) (it being understood that the Accounts and Inventory being acquired in connection with such acquisition may be included in the determination of Aggregate Availabilty under this clause (2) if and only if the Borrowers have complied with the requirements of clause (v) of this definition set forth below), and (3) Average Aggregate Quarterly Availability during the period of two consecutive fiscal quarters most recently ended prior to the consummation of such acquisition of not less than $30,000,000 (or such greater amount as is set forth in the definition of Maximum Acquisition Consideration Amount); and (D) a certificate of a Financial Officer certifying that such pro forma financial statements present fairly in all material respects the financial condition of the Company and its Subsidiaries on a consolidated basis as of the date thereof after giving effect to such acquisition and setting forth reasonably detailed calculations demonstrating compliance with the minimum Fixed Charge Coverage Ratio, minimum Aggregate Availability and minimum Average Aggregate Quarterly Availability set forth in clause (C) above, and which shall include a representation and warranty as to compliance with each of the other criteria for a “Permitted Acquisition”;”
     (iii) New Definitions. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:
     “Acquisition Consideration” means, with respect to any acquisition, the aggregate consideration paid by the Loan Parties for such acquisition, including all Indebtedness (including all earn out payments and similar obligations) incurred or assumed in connection with such acquisition or otherwise reflected in the balance sheet of the Company and its Subsidiaries on a Consolidated Basis.

     “First Amendment Effective Date” means October 19, 2009.
     “Maximum Acquisition Consideration Amount” means $25,000,000; provided, that in any given fiscal year, the Maximum Acquisition Consideration Amount may be increased to $50,000,000, so long as, with respect to each acquisition the Acquisition Consideration for which causes the aggregate amount of Acquisition Consideration for such fiscal year to exceed $25,000,000, (a) the Borrowers shall have Aggregate Availability after giving effect to the payment of all Acquisition Consideration for such acquisition of not less than $40,000,000 (it being understood that the Accounts and Inventory being acquired in connection with such acquisition may be included in the determination of Aggregate Availabilty under this clause (a) if and only if the Borrowers have complied with the requirements of clause (v) of the definition of Permitted Acquisition) and (b) the Borrowers shall have Average Aggregate Quarterly Availability during the period of two consecutive fiscal quarters most recently ended prior to the consummation of such acquisition of not less than $40,000,000.
(b) Amendment to Section 2.02 of the Credit Agreement. Section 2.02 of the Credit Agreement is hereby amended by deleting Section 2.02(d) in its entirety and substituting the following therefor:
     “(d) Notwithstanding any other provision of this Agreement, the Borrower Representative shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date.”
(c) Amendment to Section 2.06 of the Credit Agreement. Section 2.06 of the Credit Agreement is hereby amended by deleting Section 2.06(c) thereof in its entirety and substituting the following therefor:
     “(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.”
(d) Amendment to Section 6.08 of the Credit Agreement. Section 6.08(a) of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:
     “(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Company may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Company may make Restricted Payments, in an aggregate amount not to exceed $25,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrowers and their Subsidiaries, (iv) the Company may pay cash dividends in an aggregate amount not to exceed $2,500,000 during any fiscal quarter provided that immediately prior to and after giving effect to the payment of such dividends no Default or Event of Default shall have occurred and be continuing, and (v) the Company may pay cash dividends in aggregate amount not to exceed $15,000,000 per fiscal year (inclusive of any dividends paid in accordance with the provisions of clause (iv) of this Section 6.08(a)) provided that immediately prior to and after giving effect to the payment of such dividends (w) no Default or Event of Default shall have occurred and be continuing, (x) the Fixed Charge Coverage Ratio shall equal or exceed 1.25 to 1.00, (y) the Borrowers shall have Average Aggregate Quarterly Availability for the period of two consecutive fiscal quarters most recently ended of at least $30,000,000 and (z) the Borrowers shall have Aggregate Availability after giving effect to such payment of $30,000,000.”

(e) Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:
     “SECTION 6.12. Fixed Charge Coverage Ratio. The Loan Parties will not permit the Fixed Charge Coverage Ratio, determined for any period of four consecutive fiscal quarters ending on the last day of each fiscal quarter, to be less than 1.00 to 1.00 as of the last day of any fiscal quarter.”
(f) Amendment to Article VIII of the Credit Agreement. Article VIII of the Credit Agreement is hereby amended by inserting the following therein as new subsection (k) thereof:
     “(k) Each Lender acknowledges and agrees that either Administrative Agent may at any time or from time to time submit requests to the Lenders pursuant to which such Administrative Agent shall inquire as to whether any Lender or any of its affiliates has entered into any Swap Agreement with or provided any Banking Services to any Loan Party and, upon receipt of any such request, each Lender shall provide the applicable Administrative Agent with such information and, to the extent requested by such Administrative Agent, copies of all such Swap Agreements and all agreements evidencing or governing such Banking Services.”
(g) Amendment to Section 9.02 of the Credit Agreement. Section 9.02(b) of the Credit Agreement is hereby amended by deleting such Section 9.02(b) in its entirety and substituting the following therefor:
     “(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agents and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) extend the Revolving Maturity Date, postpone the scheduled date of expiration of any Commitment, or postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement without the written consent of each Lender directly affected thereby, (iv) postpone any date for the payment of any interest, fees or other Obligations (other than the principal amount of any Loan or LC Disbursement) payable hereunder, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly affected thereby, (v) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (vi) increase the advance rates set forth in the definitions of Canadian Borrowing Base or US Borrowing Base, or the Aggregate Borrowing Base without consent of each Lender, (vii) add new categories of or materially broaden the criteria for inclusion of eligible assets, without the written consent of each Lender, (viii) change any of the provisions of this Section or the definitions of “Required Lenders” or “Supermajority Revolving Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (ix) release any Borrower from its Obligations hereunder or all or substantially all of the Loan Guarantors from their obligation under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents) or limit the liability of all or substantially all of the Loan Guarantors under the Loan Guaranty, in each case, without the written consent of each Lender, or (x) except as provided in clauses (c) of this Section, release all or substantially all of the Collateral, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agents, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the applicable Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be. The US Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04.”
(h) Amendment to Schedules to the Credit Agreement. The Schedules to the Credit Agreement are hereby amended by deleting the existing Commitment Schedule in its entirety and replacing it with the new Commitment Schedule attached hereto.
3. Assignment and Assumptions. Each of the parties hereto acknowledges and agrees that (i) the Exiting Lenders desire to sell and assign their Revolving Commitments to the New Lenders and to certain of the Continuing Lenders and to be relieved of their obligations under the Credit Agreement and (ii) the New Lenders desire to purchase and assume portions of the Revolving Commitments of the Exiting Lenders and to become parties to the Credit Agreement. As an administrative convenience and to avoid the necessity that each Lender enter into separate Assignment and Assumptions, the parties hereto acknowledge and agree that effective as of the First Amendment Effective Date, the following assignments and assumptions of the Revolving Commitments (the “Assignments”) shall be deemed to have taken place:
     (a) Wachovia Bank, National Association shall be deemed to have sold and assigned to Sovereign Bank and Sovereign Bank shall be deemed to have purchased and assumed from Wachovia Bank, National Association, the entire $15,619,047.62 portion of the existing Revolving Commitment of Wachovia Bank, National Association and the corresponding share of the Revolving Exposure held by Wachovia Bank, National Association;
     (b) US Bank, National Association shall be deemed to have sold and assigned to Wells Fargo Foothill LLC and Wells Fargo Foothill LLC shall be deemed to have purchased and assumed from US Bank, National Association, the entire $15,619,047.62 portion of the existing Revolving Commitment of US Bank, National Association and the corresponding share of the Revolving Exposure held by US Bank, National Association;
     (c) Citibank, N.A. shall be deemed to have sold and assigned to Sovereign Bank and Sovereign Bank shall be deemed to have purchased and assumed from Citibank, N.A., a $4,380,952.38 portion of the the existing Revolving Commitment of Citibank, N.A. and the corresponding share of the Revolving Exposure held by Citibank, N.A.;
     (d) Citibank, N.A. shall be deemed to have sold and assigned to Wells Fargo Foothill LLC, and Wells Fargo Foothill LLC shall be deemed to have purchased and assumed from Citibank, N.A., a $13,507,936.50 portion of the existing Revolving Commitment of Citibank, N.A. and the corresponding share of the Revolving Exposure held by Citibank, N.A.;
     (d) Citibank, N.A. shall be deemed to have sold and assigned to Bank of America, N.A., and Bank of America, N.A. shall be deemed to have purchased and assumed from Citibank, N.A., a $1,793,650.80 portion of the existing Revolving Commitment of Citibank, N.A. and the corresponding share of the Revolving Exposure held by Citibank, N.A.; and
     (e) Citibank, N.A. shall be deemed to have sold and assigned to JPMorgan Chase Bank, N.A., and JPMorgan Chase Bank, N.A. shall be deemed to have purchased and assumed from Citibank, N.A., a $1,793,650.80 portion of the existing Revolving Commitment of Citibank, N.A. and the corresponding share of the Revolving Exposure held by Citibank, N.A.

     After giving effect to the foregoing Assignments, the Revolving Commitment and Applicable Percentage of each Lender shall be as set forth on the revised Commitment Schedule attached hereto.
     Effective on the First Amendment Effective Date: (i) each New Lender shall be deemed to be a party to and a “Lender” under the Credit Agreement and shall be bound by all of the terms and provisions applicable to Lenders under the Credit Agreement, (ii) each New Lender shall deliver to the Agent cash in an amount equal to such New Lender’s Applicable Percentage of the aggregate Revolving Loans outstanding on the First Amendment Effective Date, (iii) each Continuing Lender whose Applicable Percentage will increase as a result of the Assignments shall deliver to the Agent cash in an amount sufficient to provide for such Continuing Lender to hold its increased Applicable Percentage of the aggregate Revolving Loans outstanding on the First Amendment Effective Date, and (iv) the Agent shall distribute the cash delivered by the New Lenders as described in clause (ii) and by the Continuing Lenders as described in clause (iii) to the Exiting Lenders in amounts sufficent to fully repay the principal amount of Revolving Loans owing to such Exiting Lenders.
     Upon the Agent’s receipt of the interest and commitment fees required to be paid by the Borrowers on the next Interest Payment Date, the Agent shall distribute to each of the Continuing Lenders, New Lenders and Exiting Lenders their respective pro rata shares of such interest and commitment fees based on their respective daily Applicable Percentages of the outstanding Revolving Loans.
     Each Exiting Lender hereby (A) represents and warrants that (I) it is the legal and beneficial owner of the applicable rights and obligations assigned by it pursuant to the Assignments (such rights and obligations being the “Assigned Interests”), (II) the Assigned Interests are free and clear of any lien, encumbrance or other adverse claim and (III) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated by this Section 3; and (B) assumes no responsibility with respect to (I) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (II) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (III) the financial condition of any Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (IV) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     Each New Lender (A) represents and warrants that (I) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated by this Section 3 and to become a Lender under the Credit Agreement, (II) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the applicable rights and obligations being acquired by it pursuant to the Assignments (such rights and obligations being the “Acquired Interests”) and become a Lender, (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Acquired Interests, shall have the obligations of a Lender thereunder, (IV) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the Acquired Interests on the basis of which it has made such analysis and decision independently and without reliance on the US Administrative Agent or any other Lender, and (V) if it is a Foreign Lender, concurrently herewith, such New Lender has delivered to the US Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (B) agrees that (I) it will, independently and without reliance on the US Administrative Agent, the Exiting Lenders or any other

Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (II) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     Notwithstanding anything to the contrary contained in the Credit Agreement, the parties acknowledge and agree that this Section 3 shall be deemed to satisfy all requirements set forth in Section 9.04 of the Credit Agreement for the assignment and assumption of the Revolving Commitments and related rights and obligations being sold and assigned pursuant hereto, including without limitation, the requirement that a separate Assignment and Assumption be entered into in connection with each such sale and assignment.
     THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE EXITING LENDERS ARE ENTERING INTO THIS AMENDMENT SOLELY FOR PURPOSES OF THIS SECTION 3 AND SHALL NOT BE DEEMED TO BE BOUND BY ANY TERM OR PROVISION OF THIS AMENDMENT OTHER THAN THIS SECTION 3.
4. No Default; Representations and Warranties, etc. The Loan Parties represent and warrant to the Lenders and the Administrative Agents that as of the date hereof, after giving effect to the amendments set forth herein (a) the representations of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such date); (b) no Default or Event of Default is continuing; and (c) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of each Loan Party, (ii) will not violate any applicable material law or regulation or the organizational documents of any Loan Party and (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Loan Party or any of its assets.
5. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of each of the following conditions precedent:
(a) The Administrative Agents shall have received from the Loan Parties, the Continuing Lenders, the New Lenders and the Existing Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence reasonably satisfactory to the Administrative Agents (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b) The US Administrative Agent shall have received the fee letter dated as of October 19, 2009 among the US Administrative Agent, JPMorgan Securities, Inc. and the Company duly executed on behalf of the Company and the Company shall have paid the fees set forth therein to JPMorgan Securities, Inc. and to the US Administrative Agent for the benefit of the applicable Lenders as provided therein.
(c) The US Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agents and the Lenders party hereto in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed by the Loan Parties hereunder or under the Credit Agreement (including without limitation, the fees and disbursements of counsel to the Administrative Agents in connection herewith).
(d) The Administrative Agents shall have received such other documents as the Administrative Agents shall have reasonably requested, all of which shall be in form and substance satisfactory to the Admninistrative Agents.

6. Miscellaneous.
(a) The Loan Parties, the Continuing Lenders, the New Lenders and the Administrative Agents hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Loan Documents, except such waivers or consents as are expressly set forth herein.
(b) The Loan Parties hereby agree that no later than 60 days after the First Amendment Effective Date, the Loan Parties shall execute and deliver to the Administrative Agents such amendments to and confirmations of the Security Agreement, the Mortgages and such other Loan Documents as the Administrative Agents may request to reflect the extension of the Revolving Maturity Date effected hereby, which amendments and confirmations shall be satisfactory in form and substance to the Administrative Agents.
(c) For avoidance of doubt, the parties hereto hereby acknowledge and agree that all references in the Credit Agreement to the “Maturity Date” shall be deemed to be references to the “Revolving Maturity Date.”
(d) The Loan Parties, the Continuing Lenders, the New Lenders and the Administrative Agents hereby agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, any Lender may make Canadian Revolving Loans to the Canadian Borrower by causing any domestic or foreign branch or Affiliate of such Lender to make such Loans.
(e) The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by JPMorgan Chase Bank, N.A. and its respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agents), in connection with the preparation and administration of this Amendment or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby shall be consummated).
(f) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.
(g) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

US BORROWERS: BOWNE & CO. INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE MBC, LLC
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF NEW YORK CITY, L.L.C.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE GCOM2 SOLUTIONS, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE BUSINESS COMMUNICATIONS, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

BOWNE OF DALLAS LIMITED PARTNERSHIP
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF LOS ANGELES, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF SOUTH BEND, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF CHICAGO, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF BOSTON, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF PHOENIX, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BOWNE OF ATLANTA, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF CLEVELAND, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF DALLAS, INC.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

CANADIAN BORROWER: BOWNE OF CANADA, LTD.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

OTHER LOAN PARTIES: BOWNE ENTERPRISE SOLUTIONS, L.L.C.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE OF SOUTH BEND I, LLC
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BOWNE SOLUTIONS, L.L.C.
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE TECHNOLOGY ENTERPRISE, LLC
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

BOWNE MB CORPORATION
By:	/s/ Bryan Berndt
	Name:	Bryan Berndt
	Title:	Treasurer and V.P. of Tax and Finance

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

US ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, Issuing Bank and US Swingline Lender
By:	/s/ Mark A. Cuccinello
	Name:	Mark A. Cuccinello
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CANADIAN ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually as Canadian Administrative Agent and Canadian Swingline Lender
By:	/s/ Dan Howat
	Name:	Dan Howat
	Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CONTINUING LENDER: JPMORGAN CHASE BANK, N.A.
By:	/s/ Mark A. Cuccinello
	Name:	Mark A. Cuccinello
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CONTINUING LENDER: BANK OF AMERICA, N.A.
By:	/s/ Robert Anchundia
	Name:	Robert Anchundia
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

EXITING LENDER: CITIBANK, N.A.
By:	/s/ Anthony J. Timpanaro
	Name:	Anthony J. Timpanaro
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

EXITING LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CONTINUING LENDER: CAPITAL ONE, N.A.
By:	/s/ Philip Davi
	Name:	Philip Davi
	Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

EXITING LENDER: US BANK, NATIONAL ASSOCIATION
By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

NEW LENDER: SOVEREIGN BANK
By:	/s/ David M. Hobert
	Name:	David M. Hobert
	Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

NEW LENDER: WELLS FARGO FOOTHILL, LLC
By:	/s/ Kurt Duerfeldt
	Name:	Kurt Duerfeldt
	Title:	Executive Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

WELLS FARGO FOOTHILL CANADA ULC[1]
By:	/s/ Kurt Duerfeldt
	Name:	Kurt Duerfeldt
	Title:	Executive Vice President

[1]	Wells Fargo Foothill Canada ULC, an Affiliate of Wells Fargo Foothill, LLC, is not a Lender and does not have a separate Commitment under the Credit Agreement.
[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Commitment Schedule

		Applicable
Lender	Revolving Commitment	Percentage
JPMorgan Chase Bank, N.A.	$29,126,984.13	23.680474900%
Bank of America, N.A.	$29,126,984.13	23.680474900%
Wells Fargo Foothill, LLC	$29,126,984.12	23.680474900%
Sovereign Bank	$20,000,000.00	16.260162602%
Capital One, N.A.	$15,619,047.62	12.698412699%
Citibank, N.A.	$0	0%
Wachovia Bank, National Association	$0	0%
US Bank, National Association	$0	0%
Total	$123,000,000.00	100%